UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Michael W. Stockton

EuroPacific Growth Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

A rising middle
class fuels growth in
emerging markets.

Special feature page 6

EuroPacific Growth Fund® Annual report for the year ended March 31, 2015

EuroPacific Growth Fund seeks to provide long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Emerging markets provide attractive opportunities despite recent headwinds.

Contents
1	Letter to investors
4	The value of a long-term perspective
13	Summary investment portfolio
18	Financial statements
39	Board of trustees and other officers

Fellow investors:

International markets declined during the fiscal year ended March 31, 2015, amid investor concerns about the slowing pace of worldwide economic growth — most notably in Europe. Market volatility was exacerbated by geopolitical conflicts in the Middle East and Ukraine as well as lower commodity prices. Meanwhile, Japan rebounded amid a weaker yen as the country exited recession and continued implementing economic reforms.

Despite many of these macroeconomic headwinds, EuroPacific Growth Fund realized a return of 2.48% for the period, compared with –1.01% for the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed and developing country stock markets. Likewise, the fund finished ahead of the Lipper International Funds Average, a peer group measure, which was down –1.19%. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. As shown in the table below, the fund has outpaced both measures over longer time periods.

The market environment

European stocks struggled amid ongoing concerns about the region’s weak economic recovery, mounting deflationary pressures and a rapidly depreciating euro. These conditions prompted the European Central Bank (ECB) to reduce its primary lending rate by 10 basis points to 0.05%. The ECB also cut its overnight bank deposit rate to –0.20% in an effort to encourage commercial banks to lend their surplus funds to other financial institutions. Despite these measures, officials in a number of large euro-zone countries did not appear to pursue reforms quickly or vigorously enough to help their struggling economies.

Fears that Europe might fall into another recession were heightened by stagnant economic growth and high unemployment. Seeking to reverse these trends, the ECB announced that it would begin purchasing bonds and expand its balance sheet to as much as €3 trillion in an attempt to encourage lending and stimulate economic activity. Despite Germany’s opposition to large-scale U.S.-style quantitative easing (QE), the €60-billion-a-month bond-buying initiative started on March 9. European equity and bond markets responded positively, even amid renewed fears that Greece might default on its debt and exit the euro zone after the election of a left-wing anti-austerity party in January.

Results at a glance

For periods ended March 31, 2015, with all distributions reinvested

	Cumulative	Average annual total returns
	total returns			Lifetime
	1 year	5 years	10 years	(since 4/16/84)
EuroPacific Growth Fund (Class A shares)	2.48%	6.75%	7.33%	11.30%
MSCI ACWI ex USA[1,2]	–1.01	4.82	5.46	—
MSCI EAFE Index[1,3]	–0.92	6.16	4.95	8.70
Lipper International Funds Average	–1.19	5.82	5.01	8.99

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	The index did not exist prior to December 31, 1987. Results reflect dividends net of withholding taxes.
[3]	This was the fund’s primary benchmark until the fiscal year ended March 31, 2007. Results reflect dividends net of withholding taxes.

EuroPacific Growth Fund	1

Where the fund’s assets are invested

(percent invested by country of domicile)

EuroPacific Growth Fund invests primarily in the stocks of companies domiciled in Europe and the Pacific Basin.1

	EuroPacific Growth Fund		MSCI ACWI ex USA[2]

Europe	(3 /31/15)	(3 /31/14)	(3/31/15)
Euro zone[3]	23.4%	25.9%	22.1%
United Kingdom	11.6	12.3	14.2
Switzerland	5.3	6.2	6.6
Denmark	4.6	5.4	1.2
Sweden	1.3	1.4	2.2
Russia	.6	1.2	.8
Other Europe	.1	.4	1.2
	46.9	52.8	48.3

Pacific Basin
Japan	12.4%	12.1%	15.9%
Hong Kong	4.9	4.5	2.3
China	4.7	4.7	5.0
Canada	2.5	2.3	6.8
South Korea	2.4	3.9	3.2
Taiwan	1.6	1.4	2.8
Australia	.6	1.0	5.2
Other Pacific Basin	3.5	2.4	4.8
	32.6	32.3	46.0

Other
India	7.5%	5.1%	1.6%
South Africa	1.1	1.4	1.7
Brazil	.5	.2	1.6
Israel	.1	.7	.4
Other countries	.2	.1	.4
	9.4	7.5	5.7

Short-term securities & other assets less liabilities	11.1	7.4	—

Total	100.0%	100.0%	100.0%

[1]	A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
[2]	Weighted by market capitalization.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

After struggling at the start of the fiscal year, Japanese equities regained their footing and delivered strong gains. The yen depreciated in the second half of 2014, helping exporters, even as the economy continued to struggle in the wake of April’s sales tax increase. Weak economic data raised fears that it would be difficult for Japan to achieve its 2.0% inflation target, prompting Prime Minister Shinzo Abe to call for a snap election in December and postpone another sales tax increase by 18 months. The Bank of Japan also surprised market observers in October by announcing it would significantly expand its QE program.

Emerging markets remained volatile amid concerns about the completion of QE in the U.S., rising geopolitical risks and weak commodity prices. Russia faced its worst economic crisis since 1998, with the ruble tumbling as investors worried about the impact of lower oil prices as well as economic sanctions following its annexation of Crimea. To help stem the currency’s fall, the country’s central bank raised its key interest rate to 17% in December, but reduced it to 14% by March. It remains to be seen just how severely the crisis in Ukraine will affect Russia’s relationship with the West, but a sustainable settlement will likely be difficult and could take years.

In Brazil — another commodity exporter —stocks declined amid deteriorating economic and political conditions as well as the sharp depreciation of the real. Shares of Brazilian oil producer Petrobras sank as the company twice delayed its earnings report amid allegations of a corruption scandal involving political kickbacks to President Dilma Rousseff’s supporters. She was narrowly re-elected in October, dampening investor hopes for reform. Brazil’s central bank continued to increase interest rates to a six-year high of 12.75% in an effort to help rein in inflation.

2	EuroPacific Growth Fund

Most Asian markets gained, fueled by reform momentum and expectations that oil-importing countries might benefit from lower prices. Chinese stocks rose despite concerns about slowing economic growth. Investors seemed to take heart from targeted stimulus measures and indications of looser policies from China’s central bank, which surprised markets by cutting interest rates in November for the first time in more than two years, followed by another cut in February. Meanwhile, the much-anticipated Shanghai-Hong Kong Stock Connect launched last year, making a number of domestic companies available to foreign investors.

Several other Asian markets rebounded amid signs of political change and hopes for reform. Indian equities were fueled by optimism surrounding business-friendly Prime Minister Narendra Modi’s election in May. The central bank provided a further boost, cutting interest rates twice in the first quarter of 2015. Stocks in Indonesia also advanced, with Joko Widodo winning the presidential election there last July. Despite the numerous challenges they face, we are confident that both Modi and Widodo will lead their countries in the right direction.

Inside the portfolio

The fund’s investments in the health care and information technology sectors contributed to returns. Shares of pharmaceutical firms Novo Nordisk, Bayer and Novartis all posted gains and remain three of the fund’s largest holdings. Novo Nordisk continues to provide strong results due to its long-term prospects in the diabetes market. The company received U.S. regulatory approval for the use of a higher dose version of its diabetes drug Victoza to treat obesity and also resubmitted its long-acting insulin Tresiba for approval.

Bayer and Novartis benefited from mergers-and-acquisitions activity, with both companies adding to their portfolio of products.

Among the fund’s technology holdings, Chinese Internet giant Baidu recorded strong gains, helped by growth of its mobile platforms in areas such as online chat and video applications. However, shares weakened late in the period amid disappointing earnings. Japan’s Murata Manufacturing benefited from robust sales of LTE phones in China as well as the launch of the iPhone 6, for which it provides components. Shares of Nintendo jumped after the company announced that it would partner with a small mobile gaming firm to develop video games for smartphones.

Investments in the consumer discretionary sector were mixed. Shares of rapidly growing cable and telecom firm Altice rose sharply following a flurry of deal-making in France. Elsewhere, casino operator Sands China struggled amid a broader slowdown in the Macau gaming sector. With China’s anti-corruption campaign continuing, both the luxury and mass-market segments have declined.

Telecommunication services firm SoftBank experienced a drop in quarterly profits due to slowing customer growth and an accounting charge related to its stake in Chinese e-commerce company Alibaba, which went public in the U.S. The Japanese company also was hurt by the collapse of a proposed merger between its U.S. wireless unit Sprint and T-Mobile US. However, we continue to believe that SoftBank will benefit from its stakes in Alibaba and Sprint over the long term.

Looking ahead

While the global economic picture continues to improve moderately, the outlook remains mixed. Even with additional monetary stimulus, the European economy is unlikely to experience significant improvements in growth or inflation. Despite the efforts of the ECB to support lending, the availability and demand for credit diminished. In Japan, economic reforms should help sustain the recovery in the face of the recent sales tax increase. Although geopolitical troubles, lower commodity prices and a potential increase in U.S. interest rates could challenge some developing economies, rising consumer demand should continue to provide long-term investment opportunities in companies with exposure to emerging markets (see related feature starting on page 6).

The fund’s portfolio managers continue to find attractively valued, well-managed companies experiencing growing consumer and business demand. They also have focused on businesses that stand to benefit from technological innovations in areas such as health care and e-commerce. We continue to research and identify new investment opportunities in these areas while also intensifying our analysis of existing holdings. We thank you, our fellow investors, for your continued support of EuroPacific Growth Fund.

Sincerely,

Carl Kawaja
President

May 8, 2015

For current information about the fund, visit americanfunds.com.

EuroPacific Growth Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	Includes reinvested dividends of $46,952 and reinvested capital gain distributions of $70,634.
[5]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment (for periods ended March 31, 2015)*

	1 year	5 years	10 years
Class A shares	-3.41%	5.49%	6.69%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.83% for Class A shares as of the prospectus dated June 1, 2015 (unaudited).

$200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000

Year ended March 31	1985[3]	1986	1987	1988	1989	1990	1991	1992	1993	1994
TOTAL VALUE										
Dividends reinvested	$69	35	118	491	316	527	656	611	538	515
Value at year-end	$9,941	15,357	19,813	21,422	24,569	28,742	31,359	35,033	37,728	47,638
EUPAC total return	(0.6)%	54.5	29.0	8.1	14.7	17.0	9.1	11.7	7.7	26.3

4	EuroPacific Growth Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

EuroPacific Growth Fund	5

Emerging markets provide attractive opportunities despite recent headwinds.

The weak returns of emerging markets over the past few years, especially as they compare to their developed market peers, have caused many investors to wonder whether or not now is the best time to invest in the developing world. But in today’s globalized markets, it is nearly impossible for investors to avoid emerging markets.

Many European and Japanese companies derive a significant amount of their revenue from the developing world, and it is often the fastest growing segment of their business. Companies in developed nations now generate nearly a third of their revenue from emerging markets — similar to the percentage generated from developed Europe and Asia combined. This is also true of the companies held in EuroPacific Growth Fund (see related chart on page 9).

Despite some near-term headwinds, such as higher interest rates in the U.S. and lower commodity prices globally, the fund’s investment professionals are still finding many attractive companies domiciled in emerging markets as well as those generating a significant amount of revenues there. Given emerging markets’ long-term growth prospects, investment opportunities are abundant — but an active, bottom-up approach is critical when company-specific factors are increasingly driving investor returns.

“There have been some fantastic investments in emerging markets over the last five years despite the asset class as a whole being challenged, and now with valuations lower there are quite a few attractive opportunities,” says London-based portfolio manager Nick Grace, who adds that he prefers not to think of emerging markets as a separate “asset class” from developed markets.

Carl Kawaja, a San Francisco-based portfolio manager and president of EuroPacific Growth Fund, says he too remains optimistic. “I am encouraged that after several years of lackluster returns, some emerging markets are showing signs of life again. Many investors had begun to ignore emerging markets, so it has been helpful to the fund that they are coming back.”

Rising consumer class in Asia

One area that many portfolio managers continue to find appealing is Asia, where the rise of the middle class consumer in countries such as China and India will drive global growth over the next decade. Emerging markets are expected to grow at a faster pace than developed economies, with a billion people estimated to be entering the middle and upper classes over the next 10 years — an environment that should provide a strong tailwind for long-term returns.

London-based portfolio manager Chris Thomsen, who grew up in Hong Kong, Manila and Tokyo, says he has always had a passion for investing in Asia. “Despite the recent economic slowdown in emerging markets, I continue to have strong conviction that the evolution of the middle class and the structural growth of Asian consumption — driven by wage inflation and the transition to service economies —is one of the most important investment themes of the decade.”

Rising living standards alter consumption patterns, driving up demand for higher value goods and services. In China, a rapid increase in per capita income over the last 20 years means consumers now spend less on basic needs and much more on discretionary services and activities such as travel, leisure and health care. For this reason, the slowdown in China’s growth rate has given many investors pause. But it is necessary to understand its policy in a longer term context. By cooling down the property market, reining in lending and curtailing infrastructure projects, the country is laying the foundation for more sustainable economic growth.

“My focus has been on finding companies with exposure to rising consumption as wages go up,” explains Chris, noting that salaries in China are rising 10% to 15% a year. “Many of the businesses benefiting from the growth of the middle class consumer are in the areas of e-commerce and gaming. As in the developed world, the Internet is an important form of leisure and utility in China. Online shopping, gaming and social media are a major part of daily life — and their importance is accelerating with the increased penetration of both smartphones and high-speed Internet.”

6	EuroPacific Growth Fund

Nick Grace Portfolio manager	Carl Kawaja Portfolio manager

“There have been some fantastic investments in emerging markets over the last five years despite the asset class as a whole being challenged, and now with valuations lower there are quite a few attractive opportunities.”

Nick Grace

EuroPacific Growth Fund	7

Chris Thomsen Portfolio manager	Jonathan Knowles Portfolio manager

The Chinese government has effectively blocked global Internet giants like Google, Yahoo and Facebook, giving rise to national players Baidu, Tencent and Alibaba. In turn, they have been buying smaller specialized Chinese Internet firms while also developing their own innovative services, such as Tencent’s messaging application WeChat. While a number of these companies have generated significant returns for investors in recent years, Chris says he is confident in their long-term potential, driven by innovation, consolidation and mobility.

In addition to the blue-chip domestic companies, he also likes to invest in multinational corporations with substantial exposure to emerging markets — and in particular, to Asian consumers. European automakers and luxury goods companies are just two examples of those benefiting from demand in China, where sales remain strong despite the slowdown in the economy. BMW, Daimler and Volkswagen generate more than 20% of their profits in China. The luxury goods brands are also seen as aspirational for Chinese consumers, who are becoming more sophisticated and discerning, although some brands have not done as well recently for a number of reasons.

“Some companies expanded in China too quickly — poor locations in too many cities — and that hurt their margins and brand image. The recent crackdown on corruption has also dented sales of items such as jewelry, watches and handbags,” adds Chris. “Nevertheless, the outlook for luxury goods spending remains strong over the long term given the cachet of these brands and the rising incomes of the middle class. These companies generate a high level of cash flow and have tremendous pricing power, increasing prices up to 10% in a year.”

London-based retail analyst Lara Pellini observes that China’s rising consumer class is not only boosting sales in their domestic market, but also abroad. “I just returned from a trip to Japan and was amazed by the number of Chinese tourists there following the relaxation of visa regulations,” states Lara, noting that they tend to be the highest spenders of any nationality. “The surge of travelers from China to Japan is a relatively new phenomenon, but it’s been happening in Hong Kong, Europe and more recently South Korea. We’ve been able to capture it through investments in companies that sell cosmetics and luxury goods to consumers while traveling, and then target those shoppers back home.”

Promising outlook in India

India exhibits many of the same long-term growth trends as China in terms of the rising middle class, but India’s demographics are actually more favorable than China, whose growth has been limited by the country’s one-child policy. While India is expanding at approximately the same rate, the country’s per-capita GDP is not even a quarter that of China’s, which means that its economic growth can continue or even accelerate for many years to come.

With a median age of 27 and roughly 10 million people entering the work-force every year, India’s sizable infrastructure needs should continue to drive investments and job creation. Likewise, the growing middle class will support companies like Maruti Suzuki — a subsidiary of Japan’s Suzuki and the most popular automaker in India — as more people can afford to buy cars and motorcycles, a common mode of transportation in India.

As the economy evolves and more people enter the middle class, they are also taking out loans for things like their first homes. Credit penetration remains low so this should help drive growth in private sector banks such as HDFC and Kotak Mahindra, both of which are holdings in EuroPacific Growth Fund. “These banks have been taking share from public banks in India year after year,” says Singapore-based portfolio manager Jonathan Knowles, adding that the country’s banking regulator also has helped guide the industry’s growth. “There was no banking crisis like in the U.S. He realized the banks were lending too much and moved to stop them.”

Likewise, the election of reform-minded and business-friendly Narendra Modi as prime minister in May 2014 has been a boon for India. He has implemented

8	EuroPacific Growth Fund

several reforms since taking office, such as increased accountability for civil servants and faster permitting for the construction of railroads and other infrastructure projects. “Spending has been stepped up dramatically as Modi implemented an automatic value-added tax collection for every business,” explains Jonathan. “India has always had strong potential, but with an incompetent or corrupt government. Modi is not interested in money but only in leaving a legacy and genuinely trying to do the right thing. He understands markets and the importance of bringing in foreign capital, and recognizes that the government needs the help of the private sector.”

Strong leaders have stepped up in other emerging markets as well, including Indonesia, where Joko Widodo was elected as the country’s president last July. These leaders can make a major difference in how a country is viewed on the world stage, including by potential investors. “Many of these new leaders in developing markets, such as Modi in India and Widodo in Indonesia, have demonstrated that they are not afraid to make tough decisions,” states Hong Kong-based analyst Leo Hee. “They have shown good judgment and hired outstanding technocrats to manage their economies. Such improvements in governance are critical pillars of economic development.”

The New Geography of Investing®

EuroPacific Growth Fund invests primarily in companies based in developed markets in Europe and the Pacific Basin. However, emerging markets also make up a sizable and important area of focus for the fund (22%), especially when looking at the companies in terms of where they generate revenue (34%). For this reason, it is important to have active management supported by a worldwide research operation when investing in today’s global markets.

Equity portion breakdown by domicile (%)

	Region	Fund
▀	United States	2%
▀	Canada	3
▀	Europe	53
▀	Japan	14
▀	Asia-Pacificex.Japan	6
▀	Emerging markets	22
	Total	100%

Equity portion breakdown by revenue (%)

	Region	Fund
▀	United States	19%
▀	Canada	2
▀	Europe	30
▀	Japan	10
▀	Asia-Pacificex.Japan	4
▀	Emerging markets	34
	Total	100%

Source: Capital Group (as of March 31, 2015).

Totals may not sum to 100 due to rounding.

EuroPacific Growth Fund	9

Companies in developed nations now generate nearly a third of their revenue from emerging markets.

“As a research-driven active investor, my focus is on the company, not the market. Even during a time of mixed near-term prospects for developing countries, exceptional companies can distinguish themselves.”

Mark Denning

10	EuroPacific Growth Fund

Mark Denning Portfolio manager

Looking past macro headwinds

While China and India benefit from lower commodity and oil prices, other developing economies have been negatively impacted, including resource-rich Brazil, Russia and South Africa. Though such macroeconomic trends are certainly worth considering when investing in emerging markets, there are a number of strong companies not directly affected by them.

“I personally like markets that benefit from lower import prices of global commodities that, at the same time, have a stable political environment, such as India,” explains London-based investment analyst Joerg Sponer, who estimates the country will save nearly 3% of its GDP annually due to lower oil prices, the second most after South Korea. On the other hand, Joerg estimates the drop in oil prices will cost Russia the equivalent of 8% of its annual GDP. Likewise, China will save the most money from lower iron ore prices while Brazil and South Africa will lose the most as a percentage of GDP, following Australia.

Despite these negative impacts, along with a number of geopolitical issues facing these countries, our portfolio managers continue to find attractive investment opportunities. “During a research trip to Brazil, I was struck by the number of meetings with company managements that left me with a positive outlook,” says Carl, citing education provider Kroton as an example of a company making an impact there. “While the macro environment is not great in Brazil, we’re finding areas of interest in the market. As a longer term investor, it is vitally important to look beyond the headwinds to find those individual company successes.”

Like Carl, other portfolio managers and analysts are distinguishing between macroeconomic factors that often trigger headlines and the specific factors that drive corporate success. And as more companies derive a part of their business from outside their country of domicile, headline risk is becoming less significant. Take for example Russia, where the focus has been on its tensions with Ukraine and President Vladimir Putin’s next move. However, several of our investment professionals remain optimistic about companies with exposure to Russia.

“Weak macroeconomic conditions and political uncertainties provide opportunities to invest in quality companies at attractive valuations,” notes Lara. “Russia is a good example of this right now, with rapidly growing food retailers trading at compelling prices. The same applies to Brazil, where politics and corruption get the headlines, drawing attention away from great companies that are growing steadily and gaining market share, such as consumer goods maker Hypermarcas.”

Portfolio managers also are finding investment opportunities in South Africa, despite problems ranging from political corruption to power shortages. Jonathan, who is from Kenya, points to his holding in Mr. Price, a clothing retailer targeting a younger demographic that has seen steady growth over the years and is now expanding into other African countries. “Despite the many macroeconomic challenges in South Africa, the company has done well,” he says. “Another is Naspers, a large holding that has proved beneficial to the fund in recent years. Our analyst identified the media company as it was making early investments in Facebook, Tencent and other Internet startups.”

Over the past 20 years, company-specific factors have gone from contributing about a third of the returns for firms based in emerging markets to nearly two-thirds of the returns — akin to the contribution such factors play in the returns of firms domiciled in developed markets. For this reason, retaining a focus on companies amid macroeconomic challenges remains essential, says Los Angeles-based portfolio manager Mark Denning. “As a research-driven active investor, my focus is on the company, not the market. Even during a time of mixed near-term prospects for developing countries, exceptional companies can distinguish themselves.” ■

EuroPacific Growth Fund	11

Tapping global potential

The table above compares total returns for the MSCI USA Index (shown in lavender) and the MSCI ACWI (All Country World Index) ex USA (shown in blue) over the past 25 calendar years.

Results for the MSCI USA Index reflect dividends gross of withholding taxes. Results for the MSCI ACWI (All Country World Index) ex USA reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

MSCI USA Index	MSCI ACWI (All Country World Index) ex USA

A world of opportunity

With many of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 11 of the past 25 calendar years. Diversifying across U.S. and non-U.S. stock markets can also help investors mitigate fluctuations in the value of their investments.

Active management

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

12	EuroPacific Growth Fund

Summary investment portfolio March 31, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	23.38%
Japan	12.36
United Kingdom	11.56
India	7.47
Switzerland	5.25
Hong Kong	4.91
China	4.67
Denmark	4.55
Canada	2.49
Other countries	12.27
Short-term securities & other assets less liabilities	11.09

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 88.35%	Shares	Value (000)
Financials 19.70%
HDFC Bank Ltd.[1]	96,247,659	$1,841,501
HDFC Bank Ltd. (ADR)	8,482,300	499,523
Prudential PLC[1]	89,873,984	2,225,299
Barclays PLC[1]	594,827,410	2,134,352
AIA Group Ltd.[1]	266,353,200	1,669,370
Housing Development Finance Corp. Ltd.[1]	62,275,570	1,308,907
Axis Bank Ltd.[1]	104,167,415	934,322
Fairfax Financial Holdings Ltd.[2]	868,291	485,036
Fairfax Financial Holdings Ltd. (CAD denominated)[2]	781,878	438,304
Société Générale[1]	18,737,804	905,924
ICICI Bank Ltd.[1]	164,528,802	828,863
Kotak Mahindra Bank Ltd.[1]	38,186,776	800,281
ORIX Corp.[1]	55,001,700	773,610
AXA SA1	29,278,157	738,297
Brookfield Asset Management Inc., Class A	12,330,000	661,011
Banco Santander, SA1,3	76,519,435	575,505
Bank of Ireland[1,3]	1,492,838,553	564,912
Sun Hung Kai Properties Ltd.[1]	36,030,101	554,669
Other securities		7,375,696
		25,315,382

Consumer discretionary 14.22%
Toyota Motor Corp.[1]	22,558,800	1,574,414
Altice SA1,2,3	14,212,741	1,534,853
Liberty Global PLC, Class C3	14,794,834	736,931
Liberty Global PLC, Class A3	14,066,000	723,977
Volkswagen AG, nonvoting preferred[1]	4,527,581	1,204,846
Naspers Ltd., Class N1	6,593,200	1,012,314
Rakuten, Inc.[1]	57,323,300	1,011,291
Numericable-SFR, non-registered shares[1,3]	16,305,699	889,196

EuroPacific Growth Fund	13

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Industria de Diseño Textil, SA1	23,630,000	$757,628
Ctrip.com International, Ltd. (ADR)[2,3]	9,034,000	529,573
Other securities		8,305,738
		18,280,761

Information technology 12.42%
Murata Manufacturing Co., Ltd.[1,2]	12,427,300	1,712,107
Nintendo Co., Ltd.[1,2]	11,332,600	1,667,784
Baidu, Inc., Class A (ADR)[3]	8,002,400	1,667,700
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	303,242,649	1,406,840
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,962,723	140,005
Tencent Holdings Ltd.[1]	66,249,800	1,252,428
Samsung Electronics Co., Ltd.[1]	826,927	1,071,948
ASML Holding NV1	8,496,811	865,773
Naver Corp.[1]	1,364,606	823,539
Infineon Technologies AG1,2	56,918,948	681,523
Alibaba Group Holding Ltd. (ADR)[3]	7,333,032	610,402
Other securities		4,056,021
		15,956,070

Health care 12.34%
Novo Nordisk A/S, Class B1	99,131,991	5,304,212
Bayer AG1	21,295,666	3,199,785
Novartis AG1	29,069,832	2,874,691
UCB SA1,2	12,642,824	911,055
Roche Holding AG1	2,623,000	723,273
Fresenius SE & Co. KGaA[1]	9,725,727	580,785
Other securities		2,262,814
		15,856,615

Industrials 7.82%
International Consolidated Airlines Group, SA (CDI)[1,2,3]	163,039,440	1,457,487
Airbus Group NV, non-registered shares[1]	21,831,000	1,418,588
Ryanair Holdings PLC (ADR)	16,365,482	1,092,723
Rolls-Royce Holdings PLC[1,3]	53,494,535	755,216
easyJet PLC[1]	19,262,836	537,544
Jardine Matheson Holdings Ltd.[1]	8,328,700	525,700
Other securities		4,262,263
		10,049,521

Consumer staples 6.82%
Associated British Foods PLC[1]	39,095,838	1,633,353
British American Tobacco PLC[1]	27,055,999	1,397,852
Pernod Ricard SA1	8,832,975	1,042,327
Nestlé SA1	12,040,799	909,074
Alimentation Couche-Tard Inc., Class B	16,281,800	648,804
Other securities		3,135,180
		8,766,590

Telecommunication services 4.01%
SoftBank Corp.[1]	50,923,600	2,960,164
Other securities		2,194,426
		5,154,590

Materials 2.75%
Syngenta AG1	2,060,815	700,951
Other securities		2,829,949
		3,530,900

Energy 2.11%
Other securities		2,707,403

Utilities 2.08%
Power Grid Corp. of India Ltd.[1,2]	296,023,422	729,479
Other securities		1,946,930
		2,676,409

14	EuroPacific Growth Fund

		Value
	Shares	(000)
Miscellaneous 4.08%
Other common stocks in initial period of acquisition		$5,237,231

Total common stocks (cost: $76,380,789,000)		113,531,472

Rights & warrants 0.00%
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		1,232

Total rights & warrants (cost: $0)		1,232

Bonds, notes & other debt instruments 0.56%	Principal amount (000)
Other 0.56%
Other securities		721,197

Total bonds, notes & other debt instruments (cost: $721,070,000)		721,197

Short-term securities 11.11%
Fannie Mae 0.07%–0.18% due 4/1/2015–12/14/2015	$2,507,870	2,507,264
Federal Home Loan Bank 0.07%–0.21% due 4/1/2015–12/8/2015	3,523,507	3,522,209
Freddie Mac 0.07%–0.24% due 4/2/2015–12/8/2015	2,968,873	2,967,582
Toyota Credit Canada Inc. 0.18% due 4/15/2015	25,000	24,999
Toyota Motor Credit Corp. 0.16% due 6/5/2015	50,000	49,991
Other securities		5,208,900

Total short-term securities (cost: $14,280,040,000)		14,280,945
Total investment securities 100.02% (cost: $91,381,899,000)		128,534,846
Other assets less liabilities (0.02)%		(24,758)

Net assets 100.00%		$128,510,088

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $4,124,830,000, which represented 3.21% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes a portion of a security which was pledged as collateral. The total value of pledged collateral was $20,472,000, which represented .02% of the net assets of the fund.

EuroPacific Growth Fund	15

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $2,301,884,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation)
			Receive	Deliver	at 3/31/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	5/28/2015	UBS AG	$29,839	A$39,300	$ 6
British pounds	4/20/2015	JPMorgan Chase	$85,484	£58,000	(541)
British pounds	5/8/2015	UBS AG	$407,881	£275,000	56
Euros	4/9/2015	HSBC Bank	$115,174	€97,238	10,606
Euros	4/20/2015	Citibank	$186,132	€173,600	(583)
Euros	4/20/2015	Bank of America, N.A.	$94,420	€89,000	(1,304)
Euros	4/20/2015	Bank of America, N.A.	$134,734	€127,000	(1,860)
Euros	4/27/2015	HSBC Bank	$54,723	€50,000	940
Euros	4/27/2015	UBS AG	$32,278	€29,560	482
Euros	6/9/2015	JPMorgan Chase	$121,978	€110,600	2,941
Japanese yen	4/9/2015	JPMorgan Chase	$38,587	¥4,604,000	194
Japanese yen	4/14/2015	UBS AG	$142,583	¥17,308,000	(1,760)
Japanese yen	4/15/2015	Barclays Bank PLC	$350,531	¥42,103,000	(599)
Japanese yen	4/16/2015	Bank of America, N.A.	$15,251	¥1,850,000	(177)
Japanese yen	4/23/2015	JPMorgan Chase	$29,554	¥3,570,000	(223)
Japanese yen	4/24/2015	Bank of America, N.A.	$136,223	¥16,300,000	264
Japanese yen	4/24/2015	Barclays Bank PLC	$132,569	¥16,080,000	(1,554)
Japanese yen	4/27/2015	Bank of America, N.A.	$54,656	¥6,545,000	61
Japanese yen	4/27/2015	UBS AG	$52,777	¥6,320,000	59
Japanese yen	4/28/2015	Bank of America, N.A.	$29,564	¥3,575,000	(257)
					$ 6,751

16	EuroPacific Growth Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended March 31, 2015, appear below.

	Beginning			Ending	Dividend	Value of
	shares or			shares or	or interest	affiliates at
	principal			principal	income	3/31/2015
	amount	Additions	Reductions	amount	(000)	(000)
Murata Manufacturing Co., Ltd.[1]	14,705,400	2,712,700	4,990,800	12,427,300	$19,972	$1,712,107
Nintendo Co., Ltd.[1]	10,185,600	1,147,000	—	11,332,600	11,121	1,667,784
Altice SA1,3,4	4,021,465	10,191,276	—	14,212,741	—	1,534,853
International Consolidated Airlines Group, SA (CDI)[1,3]	111,313,540	51,725,900	—	163,039,440	—	1,457,487
Fairfax Financial Holdings Ltd.	826,291	42,000	—	868,291	7,380	485,036
Fairfax Financial Holdings Ltd.
(CAD denominated)	525,000	456,878	200,000	781,878	4,463	438,303
UCB SA1	9,315,505	3,937,319	610,000	12,642,824	13,589	911,055
Power Grid Corp. of India Ltd.[1]	296,023,422	—	—	296,023,422	9,696	729,479
Infineon Technologies AG1	56,470,947	448,001	—	56,918,948	11,689	681,523
Ctrip.com International, Ltd. (ADR)[3]	8,414,000	620,000	—	9,034,000	—	529,573
Barratt Developments PLC[1,4]	23,110,000	35,212,000	—	58,322,000	4,825	456,697
Chr. Hansen Holding A/S1	7,573,000	1,170,000	—	8,743,000	4,695	401,579
Gemalto NV1	4,804,745	—	—	4,804,745	2,119	383,130
China Resources Gas Group Ltd.[1]	91,800,000	26,620,000	—	118,420,000	3,819	367,415
ENN Energy Holdings Ltd.[1,4]	32,680,000	41,547,500	18,909,500	55,318,000	2,081	339,141
Paddy Power PLC[1]	3,077,308	126,692	—	3,204,000	5,548	274,622
Air France-KLM[1,3]	11,477,262	9,096,533	—	20,573,795	—	180,931
Global Brands Group Holding Ltd.[1,3]	—	543,368,100	—	543,368,100	—	106,211
Bank of Ireland[1,3,5]	1,871,511,153	406,763,800	785,436,400	1,492,838,553	—	—
Bank of Ireland 10.24% (undated)[5]	€5,190,000	—	€5,190,000	—	122	—
Carnival PLC[1,5]	9,745,000	—	5,915,000	3,830,000	7,616	—
Deutsche Lufthansa AG1,5	27,172,815	1,500,000	23,122,815	5,550,000	14,354	—
easyJet PLC[1,5]	8,867,574	11,145,262	750,000	19,262,836	14,113	—
Eurobank Ergasias SA1,3,5	—	800,389,651	687,888,777	112,500,874	—	—
First Quantum Minerals Ltd.[5]	29,232,081	740,100	17,031,180	12,941,001	3,307	—
Fuji Media Holdings, Inc.[1,4,5]	6,769,000	8,585,000	12,329,000	3,025,000	2,758	—
NetEase, Inc. (ADR)[5]	6,959,167	—	4,993,567	1,965,600	4,970	—
Nokian Renkaat Oyj[1,5]	6,677,000	—	1,759,000	4,918,000	11,355	—
Sysmex Corp.[1,5]	13,183,600	598,600	4,760,000	9,022,200	2,894	—
Trend Micro Inc.[1,4,5]	3,070,000	5,000,000	5,570,000	2,500,000	6,891	—
					$169,377	$12,656,926

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $102,118,392,000, which represented 79.46% of the net assets of the fund. This amount includes $101,062,089,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	This security was an unaffiliated issuer in its initial period of acquisition at 3/31/2014; it was not publicly disclosed.
[5]	Unaffiliated issuer at 3/31/2015.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

A$ = Australian dollars

CAD = Canadian dollars

€ = Euros

£ = British pounds

¥ = Japanese yen

See Notes to Financial Statements

EuroPacific Growth Fund	17

Financial statements

Statement of assets and liabilities
at March 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $82,417,340)	$115,877,920
Affiliated issuers (cost: $8,964,559)	12,656,926	$128,534,846
Cash denominated in currencies other than U.S. dollars (cost: $9,301)		9,306
Cash		2,547
Unrealized appreciation on open forward currency contracts		15,609
Receivables for:
Sales of investments	144,385
Sales of fund’s shares	363,578
Dividends and interest	438,076	946,039
		129,508,347
Liabilities:
Unrealized depreciation on open forward currency contracts		8,858
Payables for:
Purchases of investments	503,162
Repurchases of fund’s shares	328,491
Investment advisory services	45,484
Services provided by related parties	29,138
Trustees’ deferred compensation	3,840
Other	79,286	989,401
Net assets at March 31, 2015		$128,510,088

Net assets consist of:
Capital paid in on shares of beneficial interest		$92,390,427
Undistributed net investment income		164,877
Accumulated net realized loss		(1,144,771)
Net unrealized appreciation		37,099,555
Net assets at March 31, 2015		$128,510,088

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,586,360 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$30,769,816	616,555	$49.91
Class B	140,519	2,817	49.89
Class C	1,802,789	36,979	48.75
Class F-1	6,773,360	136,369	49.67
Class F-2	16,273,014	326,615	49.82
Class 529-A	1,205,294	24,396	49.41
Class 529-B	18,749	382	49.07
Class 529-C	374,330	7,738	48.38
Class 529-E	62,132	1,268	49.00
Class 529-F-1	96,465	1,953	49.40
Class R-1	285,284	5,926	48.14
Class R-2	974,875	20,103	48.49
Class R-2E	204	4	49.67
Class R-3	6,481,610	132,473	48.93
Class R-4	13,487,674	275,318	48.99
Class R-5	11,417,746	229,048	49.85
Class R-6	38,346,227	768,416	49.90

See Notes to Financial Statements

18	EuroPacific Growth Fund

Statement of operations
for the year ended March 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $197,252; also includes $169,255 from affiliates)	$2,112,879
Interest (includes $122 from affiliates)	17,805	$2,130,684
Fees and expenses*:
Investment advisory services	522,677
Distribution services	199,716
Transfer agent services	101,469
Administrative services	49,884
Reports to shareholders	3,775
Registration statement and prospectus	2,488
Trustees’ compensation	560
Auditing and legal	336
Custodian	20,376
Other	1,924	903,205
Net investment income		1,227,479

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $105; also includes $56,747 net loss from affiliates)	6,132,634
Forward currency contracts	373,495
Currency transactions	(30,502)	6,475,627
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $46,364)	(4,474,933)
Forward currency contracts	(6,964)
Currency translations	(14,867)	(4,496,764)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		1,978,863
Net increase in net assets resulting from operations		$3,206,342

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended March 31
	2015	2014
Operations:
Net investment income	$1,227,479	$1,831,644
Net realized gain on investments, forward currency contracts and currency transactions	6,475,627	6,602,715
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(4,496,764)	10,328,126
Net increase in net assets resulting from operations	3,206,342	18,762,485

Dividends paid to shareholders from net investment income	(1,802,210)	(1,238,841)

Net capital share transactions	2,917,122	(851,469)

Total increase in net assets	4,321,254	16,672,175

Net assets:
Beginning of year	124,188,834	107,516,659
End of year (including undistributed net investment income: $164,877 and $398,318, respectively)	$128,510,088	$124,188,834

See Notes to Financial Statements

EuroPacific Growth Fund	19

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

20	EuroPacific Growth Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

EuroPacific Growth Fund	21

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$2,545,085	$22,769,220	$1,077	$25,315,382
Consumer discretionary	2,147,439	15,825,217	—	17,972,656
Information technology	2,812,367	13,143,703	—	15,956,070
Health care	247,739	15,608,876	—	15,856,615
Industrials	1,192,867	8,856,654	—	10,049,521
Consumer staples	938,982	7,827,608	—	8,766,590
Telecommunication services	25,855	5,128,736	—	5,154,591
Materials	156,839	3,374,061	—	3,530,900
Energy	753,240	1,954,163	—	2,707,403
Utilities	—	2,676,409	—	2,676,409
Miscellaneous	592,667	4,952,668	—	5,545,335
Rights & warrants	1,232	—	—	1,232
Bonds, notes & other debt instruments	—	721,197	—	721,197
Short-term securities	—	14,280,945	—	14,280,945
Total	$11,414,312	$117,119,457	$1,077	$128,534,846

22	EuroPacific Growth Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$15,609	$—	$15,609
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(8,858)	—	(8,858)
Total	$—	$6,751	$—	$6,751

*	Securities with a value of $101,062,089,000, which represented 78.64% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

EuroPacific Growth Fund	23

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of or for the year ended March 31, 2015 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$15,609	Unrealized depreciation on open forward currency contracts	$8,858

	Net realized gain		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$373,495	Net unrealized depreciation on forward currency contracts	$(6,964)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

24	EuroPacific Growth Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of March 31, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$325	$(325)	$—	$—	$—
HSBC Bank	11,546	—	(9,590)	—	1,956
JPMorgan Chase	3,135	(764)	(22)	—	2,349
UBS AG	603	(603)	—	—	—
	$15,609	$(1,692)	$(9,612)	$—	$4,305
Liabilities:
Bank of America, N.A.	$3,598	$(325)	$(3,273)	$—	$—
Barclays Bank PLC	2,153	—	(2,153)	—	—
Citibank	583	—	(583)	—	—
JPMorgan Chase	764	(764)	—	—	—
UBS AG	1,760	(603)	(1,157)	—	—
	$8,858	$(1,692)	$(7,166)	$—	$—

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended March 31, 2015, the fund reclassified $40,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $341,330,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

EuroPacific Growth Fund	25

As of March 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$1,431,702
Capital loss carryforward expiring 2018*	(13,451)
Post-October capital loss deferral†	(901,173)
Gross unrealized appreciation on investment securities	39,576,738
Gross unrealized depreciation on investment securities	(3,910,172)
Net unrealized appreciation on investment securities	35,666,566
Cost of investment securities	92,868,280

*	Reflects the utilization of capital loss carryforward of $6,832,948,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†	This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended March 31
Share class	2015	2014
Class A	$401,070	$299,130
Class B	409	199
Class C	9,565	4,118
Class F-1	80,946	81,016
Class F-2	246,323	118,419
Class 529-A	15,092	10,359
Class 529-B	37	—
Class 529-C	1,947	758
Class 529-E	646	416
Class 529-F-1	1,394	972
Class R-1	1,693	556
Class R-2	5,619	2,853
Class R-2E*	3
Class R-3	67,452	49,012
Class R-4	182,048	135,957
Class R-5	180,948	160,460
Class R-6	607,018	374,616
Total	$1,802,210	$1,238,841

*	Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.397% on such assets in excess of $115 billion. On December 10, 2014, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $144 billion to 0.394%. For the year ended March 31, 2015, the investment advisory services fee was $522,677,000, which was equivalent to an annualized rate of 0.419% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid

26	EuroPacific Growth Fund

to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

EuroPacific Growth Fund	27

For the year ended March 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$74,584		$43,326		$3,100		Not applicable
Class B	1,884		242		Not applicable		Not applicable
Class C	18,639		2,272		935		Not applicable
Class F-1	19,012		9,119		3,817		Not applicable
Class F-2	Not applicable		13,456		6,863		Not applicable
Class 529-A	2,522		1,089		589		$1,052
Class 529-B	243		29		12		22
Class 529-C	3,679		377		186		332
Class 529-E	308		39		31		55
Class 529-F-1	—		84		46		82
Class R-1	2,892		306		145		Not applicable
Class R-2	7,549		3,444		508		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	33,878		9,334		3,406		Not applicable
Class R-4	34,526		13,208		6,927		Not applicable
Class R-5	Not applicable		5,038		5,751		Not applicable
Class R-6	Not applicable		106		17,568		Not applicable
Total class-specific expenses	$199,716		$101,469		$49,884		$1,543

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $560,000 in the fund’s statement of operations includes $378,000 in current fees (either paid in cash or deferred) and a net increase of $182,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2015

Class A	$2,878,795	58,692	$390,609	8,206		$(5,119,031)	(104,430)	$(1,849,627)	(37,532)
Class B	2,355	48	404	9		(115,899)	(2,385)	(113,140)	(2,328)
Class C	239,576	4,999	9,315	200		(452,548)	(9,501)	(203,657)	(4,302)
Class F-1	1,844,494	37,775	79,160	1,671		(4,679,083)	(95,040)	(2,755,429)	(55,594)
Class F-2	7,562,802	153,188	219,125	4,614		(2,373,712)	(48,427)	5,408,215	109,375
Class 529-A	125,527	2,587	15,087	320		(135,291)	(2,790)	5,323	117
Class 529-B	494	10	37	1		(12,918)	(271)	(12,387)	(260)
Class 529-C	39,380	830	1,946	42		(48,867)	(1,030)	(7,541)	(158)
Class 529-E	6,362	132	645	14		(8,310)	(173)	(1,303)	(27)
Class 529-F-1	17,412	359	1,394	29		(13,622)	(282)	5,184	106
Class R-1	46,638	987	1,693	37		(64,304)	(1,366)	(15,973)	(342)
Class R-2	199,470	4,191	5,612	121		(319,423)	(6,713)	(114,341)	(2,401)
Class R-2E2	206	4	3	—	[3]	(9)	— [3]	200	4
Class R-3	1,363,609	28,339	67,413	1,443		(2,233,391)	(46,473)	(802,369)	(16,691)
Class R-4	3,122,477	64,944	181,977	3,894		(4,357,631)	(90,440)	(1,053,177)	(21,602)
Class R-5	2,383,491	48,632	180,529	3,800		(3,485,329)	(70,679)	(921,309)	(18,247)
Class R-6	10,233,780	208,078	605,212	12,725		(5,490,539)	(112,038)	5,348,453	108,765
Total net increase (decrease)	$30,066,868	613,795	$1,760,161	37,126		$(28,909,907)	(592,038)	$2,917,122	58,883

28	EuroPacific Growth Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended March 31, 2014

Class A	$3,117,893	67,652	$291,351	6,020	$(5,795,209)	(126,005)	$(2,385,965)	(52,333)
Class B	5,483	119	197	4	(128,445)	(2,809)	(122,765)	(2,686)
Class C	262,029	5,784	4,006	84	(466,768)	(10,381)	(200,733)	(4,513)
Class F-1	2,265,788	49,621	79,710	1,656	(2,543,987)	(55,945)	(198,489)	(4,668)
Class F-2	3,289,346	70,625	103,593	2,144	(1,857,593)	(40,436)	1,535,346	32,333
Class 529-A	132,482	2,892	10,357	216	(118,339)	(2,614)	24,500	494
Class 529-B	721	16	—	—	(14,107)	(313)	(13,386)	(297)
Class 529-C	42,312	944	758	16	(47,318)	(1,066)	(4,248)	(106)
Class 529-E	7,307	161	416	9	(6,905)	(153)	818	17
Class 529-F-1	16,326	359	971	20	(13,598)	(295)	3,699	84
Class R-1	52,278	1,177	555	12	(86,297)	(1,958)	(33,464)	(769)
Class R-2	223,949	5,023	2,850	61	(348,879)	(7,840)	(122,080)	(2,756)
Class R-3	1,453,227	32,318	48,991	1,032	(2,324,885)	(51,699)	(822,667)	(18,349)
Class R-4	3,210,218	71,249	135,938	2,861	(3,965,194)	(88,560)	(619,038)	(14,450)
Class R-5	2,523,579	55,341	160,113	3,314	(6,193,730)	(136,097)	(3,510,038)	(77,442)
Class R-6	10,409,982	227,020	373,366	7,719	(5,166,307)	(111,691)	5,617,041	123,048
Total net increase (decrease)	$27,012,920	590,301	$1,213,172	25,168	$(29,077,561)	(637,862)	$(851,469)	(22,393)

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $31,067,717,000 and $33,781,611,000, respectively, during the year ended March 31, 2015.

EuroPacific Growth Fund	29

Financial highlights

		Income (loss) from investment operations[1]
			Net gains
	Net asset		(losses) on		Dividends	Net asset			Ratio of	Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,	expenses to	net income
	beginning	investment	realized and	investment	investment	end	Total	end of period	average	to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3,4]	(in millions)	net assets	net assets[2]
Class A:
Year ended 3/31/2015	$49.37	$.43	$.76	$1.19	$(.65)	$49.91	2.48%	$30,770	.83%	.88%
Year ended 3/31/2014	42.38	.69	6.75	7.44	(.45)	49.37	17.57	32,295	.84	1.50
Year ended 3/31/2013	39.47	.58	3.02	3.60	(.69)	42.38	9.19	29,939	.86	1.48
Year ended 3/31/2012	42.81	.65	(3.40)	(2.75)	(.59)	39.47	(6.25)	31,443	.84	1.65
Year ended 3/31/2011	38.62	.54	4.22	4.76	(.57)	42.81	12.39	39,417	.82	1.39
Class B:
Year ended 3/31/2015	49.17	.09	.75	.84	(.12)	49.89	1.73	141	1.56	.19
Year ended 3/31/2014	42.16	.33	6.71	7.04	(.03)	49.17	16.70	253	1.58	.73
Year ended 3/31/2013	39.20	.32	2.96	3.28	(.32)	42.16	8.39	330	1.59	.81
Year ended 3/31/2012	42.39	.37	(3.34)	(2.97)	(.22)	39.20	(6.95)	464	1.58	.96
Year ended 3/31/2011	38.21	.26	4.15	4.41	(.23)	42.39	11.57	741	1.57	.69
Class C:
Year ended 3/31/2015	48.22	.05	.73	.78	(.25)	48.75	1.65	1,803	1.61	.11
Year ended 3/31/2014	41.41	.32	6.59	6.91	(.10)	48.22	16.69	1,990	1.62	.72
Year ended 3/31/2013	38.57	.28	2.92	3.20	(.36)	41.41	8.34	1,896	1.63	.73
Year ended 3/31/2012	41.76	.34	(3.28)	(2.94)	(.25)	38.57	(6.97)	2,111	1.62	.89
Year ended 3/31/2011	37.70	.23	4.10	4.33	(.27)	41.76	11.51	2,851	1.61	.60
Class F-1:
Year ended 3/31/2015	49.10	.45	.71	1.16	(.59)	49.67	2.43	6,773	.86	.93
Year ended 3/31/2014	42.15	.67	6.72	7.39	(.44)	49.10	17.55	9,425	.87	1.47
Year ended 3/31/2013	39.27	.57	3.01	3.58	(.70)	42.15	9.19	8,288	.85	1.45
Year ended 3/31/2012	42.59	.63	(3.37)	(2.74)	(.58)	39.27	(6.25)	7,399	.86	1.62
Year ended 3/31/2011	38.43	.52	4.20	4.72	(.56)	42.59	12.36	8,868	.85	1.35
Class F-2:
Year ended 3/31/2015	49.32	.53	.76	1.29	(.79)	49.82	2.69	16,273	.59	1.06
Year ended 3/31/2014	42.33	.82	6.74	7.56	(.57)	49.32	17.90	10,714	.59	1.78
Year ended 3/31/2013	39.44	.66	3.05	3.71	(.82)	42.33	9.47	7,828	.59	1.67
Year ended 3/31/2012	42.80	.73	(3.39)	(2.66)	(.70)	39.44	(6.02)	5,958	.58	1.86
Year ended 3/31/2011	38.62	.61	4.25	4.86	(.68)	42.80	12.65	6,216	.59	1.54
Class 529-A:
Year ended 3/31/2015	48.89	.40	.75	1.15	(.63)	49.41	2.41	1,205	.89	.82
Year ended 3/31/2014	41.98	.66	6.69	7.35	(.44)	48.89	17.52	1,187	.90	1.45
Year ended 3/31/2013	39.12	.55	2.99	3.54	(.68)	41.98	9.12	999	.91	1.40
Year ended 3/31/2012	42.45	.61	(3.35)	(2.74)	(.59)	39.12	(6.30)	928	.89	1.56
Year ended 3/31/2011	38.31	.51	4.20	4.71	(.57)	42.45	12.36	982	.87	1.31
Class 529-B:
Year ended 3/31/2015	48.39	.03	.73	.76	(.08)	49.07	1.58	19	1.69	.06
Year ended 3/31/2014	41.51	.28	6.60	6.88	—	48.39	16.58	31	1.70	.62
Year ended 3/31/2013	38.61	.26	2.92	3.18	(.28)	41.51	8.26	39	1.71	.68
Year ended 3/31/2012	41.77	.32	(3.29)	(2.97)	(.19)	38.61	(7.05)	52	1.70	.83
Year ended 3/31/2011	37.68	.21	4.09	4.30	(.21)	41.77	11.43	79	1.68	.56

30	EuroPacific Growth Fund

		Income (loss) from investment operations[1]
			Net gains
	Net asset		(losses) on		Dividends	Net asset				Ratio of	Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,		expenses to	net income
	beginning	investment	realized and	investment	investment	end	Total	end of period		average	to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3,4]	(in millions)		net assets	net assets[2]
Class 529-C:
Year ended 3/31/2015	$47.88	$.02	$.73	$.75	$(.25)	$48.38	1.62%	$374		1.67%	.04%
Year ended 3/31/2014	41.15	.29	6.54	6.83	(.10)	47.88	16.57	378		1.68	.66
Year ended 3/31/2013	38.36	.24	2.93	3.17	(.38)	41.15	8.29	329		1.70	.62
Year ended 3/31/2012	41.60	.29	(3.26)	(2.97)	(.27)	38.36	(7.05)	321		1.68	.77
Year ended 3/31/2011	37.58	.20	4.09	4.29	(.27)	41.60	11.46	356		1.67	.52
Class 529-E:
Year ended 3/31/2015	48.49	.27	.75	1.02	(.51)	49.00	2.15	62		1.14	.57
Year ended 3/31/2014	41.65	.54	6.63	7.17	(.33)	48.49	17.22	63		1.15	1.19
Year ended 3/31/2013	38.82	.44	2.97	3.41	(.58)	41.65	8.86	53		1.17	1.14
Year ended 3/31/2012	42.11	.50	(3.32)	(2.82)	(.47)	38.82	(6.58)	50		1.16	1.29
Year ended 3/31/2011	38.02	.39	4.16	4.55	(.46)	42.11	12.03	55		1.16	1.02
Class 529-F-1:
Year ended 3/31/2015	48.89	.51	.74	1.25	(.74)	49.40	2.62	96		.67	1.04
Year ended 3/31/2014	41.97	.75	6.70	7.45	(.53)	48.89	17.75	90		.68	1.65
Year ended 3/31/2013	39.11	.63	3.00	3.63	(.77)	41.97	9.37	74		.70	1.60
Year ended 3/31/2012	42.45	.69	(3.36)	(2.67)	(.67)	39.11	(6.09)	65		.68	1.78
Year ended 3/31/2011	38.30	.58	4.22	4.80	(.65)	42.45	12.58	71		.66	1.50
Class R-1:
Year ended 3/31/2015	47.64	.06	.72	.78	(.28)	48.14	1.67	285		1.59	.12
Year ended 3/31/2014	40.90	.33	6.50	6.83	(.09)	47.64	16.70	299		1.61	.75
Year ended 3/31/2013	38.12	.27	2.90	3.17	(.39)	40.90	8.36	288		1.61	.72
Year ended 3/31/2012	41.34	.32	(3.24)	(2.92)	(.30)	38.12	(6.98)	300		1.61	.85
Year ended 3/31/2011	37.36	.21	4.08	4.29	(.31)	41.34	11.52	330		1.62	.57
Class R-2:
Year ended 3/31/2015	47.96	.07	.73	.80	(.27)	48.49	1.70	975		1.57	.15
Year ended 3/31/2014	41.20	.34	6.54	6.88	(.12)	47.96	16.71	1,079		1.57	.76
Year ended 3/31/2013	38.39	.28	2.92	3.20	(.39)	41.20	8.41	1,041		1.60	.74
Year ended 3/31/2012	41.60	.33	(3.26)	(2.93)	(.28)	38.39	(7.00)	1,098		1.62	.87
Year ended 3/31/2011	37.56	.23	4.09	4.32	(.28)	41.60	11.54	1,353		1.61	.60
Class R-2E:
Period from 8/29/2014 to 3/31/2015[5,6]	50.08	.10	.27	.37	(.78)	49.67	.82	—	[7]	1.26	.28
Class R-3:
Year ended 3/31/2015	48.40	.28	.74	1.02	(.49)	48.93	2.16	6,482		1.13	.59
Year ended 3/31/2014	41.56	.54	6.62	7.16	(.32)	48.40	17.24	7,219		1.14	1.20
Year ended 3/31/2013	38.73	.46	2.96	3.42	(.59)	41.56	8.87	6,962		1.14	1.18
Year ended 3/31/2012	42.01	.51	(3.31)	(2.80)	(.48)	38.73	(6.52)	6,922		1.14	1.32
Year ended 3/31/2011	37.93	.41	4.13	4.54	(.46)	42.01	12.03	7,810		1.13	1.06

See page 32 for footnotes.

EuroPacific Growth Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net gains
	Net asset		(losses) on		Dividends	Net asset			Ratio of	Ratio of
	value,	Net	securities (both	Total from	(from net	value,		Net assets,	expenses to	net income
	beginning	investment	realized and	investment	investment	end	Total	end of period	average	to average
	of period	income[2]	unrealized)	operations	income)	of period	return[3,4]	(in millions)	net assets	net assets[2]
Class R-4:
Year ended 3/31/2015	$48.48	$.42	$.74	$1.16	$(.65)	$48.99	2.45%	$13,488	.84%	.88%
Year ended 3/31/2014	41.63	.67	6.64	7.31	(.46)	48.48	17.57	14,394	.84	1.50
Year ended 3/31/2013	38.79	.57	2.98	3.55	(.71)	41.63	9.20	12,961	.85	1.47
Year ended 3/31/2012	42.09	.62	(3.33)	(2.71)	(.59)	38.79	(6.25)	12,490	.85	1.61
Year ended 3/31/2011	38.00	.51	4.16	4.67	(.58)	42.09	12.35	13,775	.85	1.32
Class R-5:
Year ended 3/31/2015	49.32	.59	.74	1.33	(.80)	49.85	2.77	11,418	.53	1.19
Year ended 3/31/2014	42.33	.82	6.76	7.58	(.59)	49.32	17.93	12,197	.54	1.79
Year ended 3/31/2013	39.43	.70	3.02	3.72	(.82)	42.33	9.54	13,746	.55	1.78
Year ended 3/31/2012	42.78	.76	(3.40)	(2.64)	(.71)	39.43	(5.99)	14,016	.55	1.93
Year ended 3/31/2011	38.59	.65	4.22	4.87	(.68)	42.78	12.70	16,572	.55	1.65
Class R-6:
Year ended 3/31/2015	49.38	.60	.74	1.34	(.82)	49.90	2.80	38,346	.49	1.20
Year ended 3/31/2014	42.38	.85	6.76	7.61	(.61)	49.38	17.97	32,575	.49	1.85
Year ended 3/31/2013	39.48	.70	3.04	3.74	(.84)	42.38	9.58	22,744	.50	1.76
Year ended 3/31/2012	42.85	.73	(3.36)	(2.63)	(.74)	39.48	(5.94)	17,603	.50	1.88
Year ended 3/31/2011	38.65	.63	4.28	4.91	(.71)	42.85	12.78	13,786	.50	1.61

	Year ended March 31
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	28%	28%	27%	24%	31%

[1]	Based on average shares outstanding.
[2]	For the year ended March 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .40 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Not annualized.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Amount less than $1 million.

See Notes to Financial Statements

32	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
May 8, 2015

EuroPacific Growth Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2014, through March 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	EuroPacific Growth Fund

	Beginning account value 10/1/2014	Ending account value 3/31/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,040.77	$4.32	.85%
Class A - assumed 5% return	1,000.00	1,020.69	4.28	.85
Class B - actual return	1,000.00	1,036.86	8.02	1.58
Class B - assumed 5% return	1,000.00	1,017.05	7.95	1.58
Class C - actual return	1,000.00	1,036.47	8.23	1.62
Class C - assumed 5% return	1,000.00	1,016.85	8.15	1.62
Class F-1 - actual return	1,000.00	1,040.64	4.38	.86
Class F-1 - assumed 5% return	1,000.00	1,020.64	4.33	.86
Class F-2 - actual return	1,000.00	1,041.94	3.00	.59
Class F-2 - assumed 5% return	1,000.00	1,021.99	2.97	.59
Class 529-A - actual return	1,000.00	1,040.48	4.58	.90
Class 529-A - assumed 5% return	1,000.00	1,020.44	4.53	.90
Class 529-B - actual return	1,000.00	1,036.16	8.63	1.70
Class 529-B - assumed 5% return	1,000.00	1,016.45	8.55	1.70
Class 529-C - actual return	1,000.00	1,036.30	8.53	1.68
Class 529-C - assumed 5% return	1,000.00	1,016.55	8.45	1.68
Class 529-E - actual return	1,000.00	1,039.24	5.85	1.15
Class 529-E - assumed 5% return	1,000.00	1,019.20	5.79	1.15
Class 529-F-1 - actual return	1,000.00	1,041.55	3.46	.68
Class 529-F-1 - assumed 5% return	1,000.00	1,021.54	3.43	.68
Class R-1 - actual return	1,000.00	1,036.69	8.07	1.59
Class R-1 - assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class R-2 - actual return	1,000.00	1,036.86	7.92	1.56
Class R-2 - assumed 5% return	1,000.00	1,017.15	7.85	1.56
Class R-2E - actual return	1,000.00	1,038.70	6.46	1.27
Class R-2E - assumed 5% return	1,000.00	1,018.60	6.39	1.27
Class R-3 - actual return	1,000.00	1,039.18	5.69	1.12
Class R-3 - assumed 5% return	1,000.00	1,019.35	5.64	1.12
Class R-4 - actual return	1,000.00	1,040.84	4.22	.83
Class R-4 - assumed 5% return	1,000.00	1,020.79	4.18	.83
Class R-5 - actual return	1,000.00	1,042.21	2.70	.53
Class R-5 - assumed 5% return	1,000.00	1,022.29	2.67	.53
Class R-6 - actual return	1,000.00	1,042.41	2.50	.49
Class R-6 - assumed 5% return	1,000.00	1,022.49	2.47	.49

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

EuroPacific Growth Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2015:

Foreign taxes	$0.08 per share
Foreign source income	$0.90 per share
Qualified dividend income	100%
U.S. government income that may be exempt from state taxation	$4,044,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

36	EuroPacific Growth Fund

Approval of Investment Advisory and Service Agreement

EuroPacific Growth Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through January 31, 2016. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $144 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index, the MSCI ACWI (All Country World Index) ex USA and the MSCI EAFE Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the 20-year period and 10-year period, and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper International Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

EuroPacific Growth Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions made on behalf of the fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	EuroPacific Growth Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Elisabeth Allison, 1946	1991	Trustee and Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 1952	2005	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Nicholas Donatiello, Jr., 1960	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	3	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
Koichi Itoh, 1940 Chairman of the Board (Independent and Non-Executive)	1994	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
William H. Kling, 1942	1987	President Emeritus and former CEO, American Public Media	10	None
William I. Miller, 1956	1992	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company	3	Cummins, Inc.
Alessandro Ovi, 1944	2002	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Carl M. Kawaja, 1964 Vice Chairman of the Board and President	2003	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital International Asset Management (Canada), Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

EuroPacific Growth Fund	39

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark E. Denning, 1957 Executive Vice President	1994	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[6] Partner — Capital Research Global Investors, Capital International, Inc.[6]
Jonathan Knowles, PhD, 1961 Senior Vice President	2012	Partner — Capital World Investors, Capital International, Inc.;[6] Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Walter R. Burkley, 1966 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Michael J. Downer, 1955 Vice President	2004	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Chairman of the Board, Capital Bank and Trust Company[6]
Nicholas J. Grace, 1966 Vice President	2004	Partner — Capital World Investors, Capital Research Company[6]
Leo K. Hee, 1971 Vice President	2015	Partner — Capital World Investors, Capital International, Inc.[6]
Jesper Lyckeus, 1967 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[6]
Joerg Sponer, 1972 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[6]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 1974 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Leo K. Hee and Joerg Sponer, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

40	EuroPacific Growth Fund

Offices of the fund and of the
investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public
accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2015, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$120,000
2015	$125,000

b) Audit-Related Fees:
2014	$36,000
2015	$38,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$45,000
2015	$34,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$1,015,000
2015	$1,027,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$43,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,432,000 for fiscal year 2014 and $1,538,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund®
Investment portfolio
March 31, 2015
unaudited
Common stocks 88.35% Financials 19.70%	Shares	Value (000)
HDFC Bank Ltd.[1]	96,247,659	$1,841,501
HDFC Bank Ltd. (ADR)	8,482,300	499,523
Prudential PLC[1]	89,873,984	2,225,299
Barclays PLC[1]	594,827,410	2,134,352
AIA Group Ltd.[1]	266,353,200	1,669,370
Housing Development Finance Corp. Ltd.[1]	62,275,570	1,308,907
Axis Bank Ltd.[1]	104,167,415	934,322
Fairfax Financial Holdings Ltd.[2]	868,291	485,036
Fairfax Financial Holdings Ltd. (CAD denominated)[2]	781,878	438,304
Société Générale[1]	18,737,804	905,924
ICICI Bank Ltd.[1]	164,528,802	828,863
Kotak Mahindra Bank Ltd.[1]	38,186,776	800,281
ORIX Corp.[1]	55,001,700	773,610
AXA SA1	29,278,157	738,297
Brookfield Asset Management Inc., Class A	12,330,000	661,011
Banco Santander, SA1,3	76,519,435	575,505
Bank of Ireland[1,3]	1,492,838,553	564,912
Sun Hung Kai Properties Ltd.[1]	36,030,101	554,669
Sumitomo Mitsui Financial Group, Inc.[1]	13,215,000	506,389
Investment AB Kinnevik, Class B1	14,450,461	481,763
Credit Suisse Group AG1	16,284,374	438,404
Commerzbank AG, non-registered shares[1,3]	30,509,327	420,661
Henderson Land Development Co. Ltd.[1]	57,164,116	400,945
Hana Financial Group Inc.[1]	13,624,630	352,244
UniCredit SpA[1]	48,753,167	330,683
ING Groep NV, depository receipts[1,3]	21,240,000	311,535
Deutsche Bank AG1	8,318,333	289,412
BNP Paribas SA1	4,273,981	259,934
Link Real Estate Investment Trust[1]	41,391,971	254,716
China Overseas Land & Investment Ltd.[1]	65,500,000	211,870
Sberbank of Russia (ADR)[1]	19,940,000	87,511
Sberbank of Russia (ADR)	13,760,875	60,135
Sberbank of Russia (GDR)[1,4]	11,167,686	49,012
Aegon NV1	24,562,997	194,050
Sampo Oyj, Class A1	3,840,000	194,037
UBS Group AG1	10,049,020	188,596
St. James’s Place PLC[1]	13,368,584	184,981
Ayala Land, Inc.[1]	207,715,700	178,684
Ayala Land, Inc., preference shares[1,3]	481,283,600	1,077
Itaú Unibanco Holding SA, preferred nominative (ADR)	15,590,000	172,425
Bankia, SA1,3	122,014,203	169,868
Svenska Handelsbanken AB, Class A1	3,269,000	147,542
Resona Holdings, Inc.[1]	27,900,000	138,700
Aberdeen Asset Management PLC[1]	19,101,195	130,147
CK Hutchison Holdings Ltd.[1]	6,310,000	129,090
Siam Commercial Bank PCL[1]	19,946,100	108,965
Daito Trust Construction Co., Ltd.[1]	897,700	100,422
EuroPacific Growth Fund — Page 1 of 9

unaudited
Common stocks Financials (continued)	Shares	Value (000)
AEON Financial Service Co., Ltd.[1]	3,915,000	$98,903
Assicurazioni Generali SpA[1]	4,410,000	86,786
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	7,913,300	86,413
Shinsei Bank, Ltd.[1]	42,327,000	84,242
Toronto-Dominion Bank	1,917,313	82,063
RSA Insurance Group PLC[1]	10,961,180	68,340
Industrial and Commercial Bank of China Ltd., Class H1	87,810,255	64,820
Bank of the Philippine Islands[1]	28,000,000	62,822
Investor AB, Class B1	1,557,614	62,056
Bancolombia SA (ADR)	1,530,000	60,175
Banca Monte dei Paschi di Siena SPA[1,3]	89,789,914	59,512
HSBC Holdings PLC (HKD denominated)[1]	6,186,800	53,087
Eurobank Ergasias SA1,3	112,500,874	12,679
		25,315,382
Consumer discretionary 14.22%
Toyota Motor Corp.[1]	22,558,800	1,574,414
Altice SA1,2,3	14,212,741	1,534,853
Liberty Global PLC, Class C3	14,794,834	736,931
Liberty Global PLC, Class A3	14,066,000	723,977
Volkswagen AG, nonvoting preferred[1]	4,527,581	1,204,846
Naspers Ltd., Class N1	6,593,200	1,012,314
Rakuten, Inc.[1]	57,323,300	1,011,291
Numericable-SFR, non-registered shares[1,3]	16,305,699	889,196
Industria de Diseño Textil, SA1	23,630,000	757,628
Ctrip.com International, Ltd. (ADR)[2,3]	9,034,000	529,573
Publicis Groupe SA1	6,615,858	510,807
Barratt Developments PLC[1,2]	58,322,000	456,697
Sands China Ltd.[1]	93,499,200	386,236
Renault SA1	4,055,922	369,637
Kering SA1	1,784,000	348,706
Li & Fung Ltd.[1]	306,226,100	298,712
adidas AG1	3,682,429	291,951
Hyundai Mobis Co., Ltd.[1]	1,269,317	281,765
Paddy Power PLC[1,2]	3,204,000	274,622
H & M Hennes & Mauritz AB, Class B1	6,698,000	271,488
Panasonic Corp.[1]	17,833,400	234,144
Burberry Group PLC[1]	8,922,000	229,134
ASOS PLC[1,3]	4,097,900	219,276
Mr Price Group Ltd.[1]	10,047,345	214,886
Suzuki Motor Corp.[1]	6,995,000	210,430
Sports Direct International PLC[1,3]	22,985,000	206,917
Mahindra & Mahindra Ltd.[1]	10,840,000	205,573
Kroton Educacional SA, ordinary nominative	63,262,000	203,965
Galaxy Entertainment Group Ltd.[1]	44,110,000	200,003
Hero MotoCorp Ltd.[1]	4,638,863	195,494
Carnival PLC[1]	3,830,000	187,178
Daimler AG1	1,910,000	183,959
LVMH Moet Hennessy Vuitton SE1	980,000	172,952
Schibsted ASA[1]	2,882,283	166,805
Tata Motors Ltd.[1]	18,743,080	163,551
Hyundai Motor Co.[1]	1,048,000	159,066
Melco Crown Entertainment Ltd. (ADR)	7,314,000	156,958
Techtronic Industries Co. Ltd.[1]	43,815,000	147,577
Nokian Renkaat Oyj[1]	4,918,000	146,596
EuroPacific Growth Fund — Page 2 of 9

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Astra International Tbk PT1	208,470,100	$136,542
Cie. Générale des Établissements Michelin[1]	1,291,975	128,639
Shangri-La Asia Ltd.[1]	83,545,142	114,638
TOD’S SpA[1]	1,224,376	111,110
Global Brands Group Holding Ltd.[1,2,3]	543,368,100	106,211
Maruti Suzuki India Ltd.[1]	1,680,000	104,139
Accor SA1	1,852,000	96,730
Ocado Group PLC[1,3]	11,490,000	59,925
Kingfisher PLC[1]	10,220,270	57,675
SEGA SAMMY HOLDINGS INC.[1]	3,820,000	55,834
Genting Singapore PLC[1]	80,300,000	53,717
Whitbread PLC[1]	655,225	50,922
Fuji Media Holdings, Inc.[1]	3,025,000	42,948
Kia Motors Corp.[1]	994,660	40,406
MGM China Holdings Ltd.[1]	18,300,000	34,342
Hermès International[1]	47,805	16,875
		18,280,761
Information technology 12.42%
Murata Manufacturing Co., Ltd.[1,2]	12,427,300	1,712,107
Nintendo Co., Ltd.[1,2]	11,332,600	1,667,784
Baidu, Inc., Class A (ADR)[3]	8,002,400	1,667,700
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	303,242,649	1,406,840
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,962,723	140,005
Tencent Holdings Ltd.[1]	66,249,800	1,252,428
Samsung Electronics Co., Ltd.[1]	826,927	1,071,948
Samsung Electronics Co., Ltd., nonvoting preferred[1]	48,800	48,446
ASML Holding NV1	8,496,811	865,773
Naver Corp.[1]	1,364,606	823,539
Infineon Technologies AG1,2	56,918,948	681,523
Alibaba Group Holding Ltd. (ADR)[3]	7,333,032	610,402
Alcatel-Lucent[1,3]	133,730,799	506,093
ARM Holdings PLC[1]	25,675,700	420,377
Tech Mahindra Ltd.[1]	38,972,568	392,011
Gemalto NV1,2	4,804,745	383,130
Hexagon AB, Class B1	9,784,111	347,944
Infosys Ltd.[1]	6,560,000	232,168
AAC Technologies Holdings Inc.[1]	36,283,500	223,228
TDK Corp.[1]	2,950,000	209,668
NetEase, Inc. (ADR)	1,965,600	206,978
Yandex NV, Class A3	12,349,600	187,282
Samsung SDI Co., Ltd.[1]	1,418,520	173,902
Hitachi, Ltd.[1]	15,876,000	108,541
Delta Electronics, Inc.[1]	16,275,603	102,456
Keyence Corp.[1]	159,500	87,120
STMicroelectronics NV1	9,187,000	85,630
Wirecard AG1	1,998,643	84,585
Trend Micro Inc.[1]	2,500,000	82,486
Quanta Computer Inc.[1]	33,946,530	81,783
Mail.Ru Group Ltd. (GDR)[1,3]	3,030,000	59,674
ASM Pacific Technology Ltd.[1]	3,127,300	32,519
		15,956,070
EuroPacific Growth Fund — Page 3 of 9

unaudited
Common stocks Health care 12.34%	Shares	Value (000)
Novo Nordisk A/S, Class B1	99,131,991	$5,304,212
Bayer AG1	21,295,666	3,199,785
Novartis AG1	29,069,832	2,874,691
UCB SA1,2	12,642,824	911,055
Roche Holding AG1	2,623,000	723,273
Fresenius SE & Co. KGaA[1]	9,725,727	580,785
Sysmex Corp.[1]	9,022,200	501,485
Grifols, SA, Class A, non-registered shares[1]	5,850,500	251,211
Grifols SA, Class B, preferred nonvoting, non-registered shares[1]	5,627,050	188,333
Grifols, SA, Class B (ADR)	1,770,739	58,098
Fresenius Medical Care AG & Co. KGaA[1]	3,322,000	276,482
AstraZeneca PLC[1]	3,925,000	269,099
Sonova Holding AG1	1,540,715	213,672
Teva Pharmaceutical Industries Ltd. (ADR)	3,044,000	189,641
Merck KGaA[1]	1,545,500	173,452
William Demant Holding A/S1,3	1,045,900	88,826
Sonic Healthcare Ltd.[1]	2,948,000	45,799
Lupin Ltd.[1]	208,575	6,716
		15,856,615
Industrials 7.82%
International Consolidated Airlines Group, SA (CDI)[1,2,3]	163,039,440	1,457,487
Airbus Group NV, non-registered shares[1]	21,831,000	1,418,588
Ryanair Holdings PLC (ADR)	16,365,482	1,092,723
Rolls-Royce Holdings PLC[1,3]	53,494,535	755,216
easyJet PLC[1]	19,262,836	537,544
Jardine Matheson Holdings Ltd.[1]	8,328,700	525,700
KONE Oyj, Class B1	9,916,000	439,567
SMC Corp.[1]	1,348,700	402,543
Geberit AG1	1,055,000	396,042
Babcock International Group PLC[1]	22,104,478	322,460
ASSA ABLOY AB, Class B1	5,365,000	319,761
Hutchison Whampoa Ltd.[1]	21,026,000	290,849
Wolseley PLC[1]	4,104,904	242,796
Edenred SA1	8,850,000	220,614
Meggitt PLC[1]	25,818,247	209,760
Air France-KLM[1,2,3]	20,573,795	180,931
Bureau Veritas SA1	8,354,000	179,548
Adecco SA1	2,120,000	176,609
Toshiba Corp.[1]	34,363,000	144,259
China State Construction International Holdings Ltd.[1]	96,638,000	134,378
Komatsu Ltd.[1]	6,258,000	123,077
Randstad Holding NV1	1,532,450	93,043
DP World Ltd.	3,935,184	85,000
Deutsche Lufthansa AG1	5,550,000	78,049
SGS SA1	38,834	74,291
Abertis Infraestructuras, SA, Class A1	3,114,300	56,287
VINCI SA1	770,000	44,066
Andritz AG1	555,000	33,189
ALFA, SAB de CV, Class A, ordinary participation certificates[3]	7,500,000	15,144
		10,049,521
EuroPacific Growth Fund — Page 4 of 9

unaudited
Common stocks Consumer staples 6.82%	Shares	Value (000)
Associated British Foods PLC[1]	39,095,838	$1,633,353
British American Tobacco PLC[1]	27,055,999	1,397,852
Pernod Ricard SA1	8,832,975	1,042,327
Nestlé SA1	12,040,799	909,074
Alimentation Couche-Tard Inc., Class B	16,281,800	648,804
Japan Tobacco Inc.[1]	16,361,000	516,941
SABMiller PLC[1]	9,138,000	478,180
Seven & i Holdings Co., Ltd.[1]	9,040,000	380,408
Kao Corp.[1]	7,282,300	363,587
Magnit PJSC (GDR)[1]	5,370,000	273,909
Shiseido Co., Ltd.[1]	13,069,800	232,217
Wal-Mart de México, SAB de CV, Series V	65,671,436	164,076
Hypermarcas SA, ordinary nominative[3]	20,429,500	126,102
Asahi Group Holdings, Ltd.[1]	3,510,000	111,528
Hengan International Group Co. Ltd.[1]	7,587,500	91,195
Anheuser-Busch InBev NV1	670,000	81,958
Thai Beverage PCL[1]	124,079,400	69,016
Reckitt Benckiser Group PLC[1]	787,000	67,449
Coca-Cola HBC AG (CDI)[1]	3,562,746	63,955
Indofood Sukses Makmur Tbk PT1	87,140,000	49,562
ITC Ltd.[1]	7,013,025	36,479
Treasury Wine Estates Ltd.[1]	7,363,000	28,618
		8,766,590
Telecommunication services 4.01%
SoftBank Corp.[1]	50,923,600	2,960,164
KDDI Corp.[1]	22,605,000	512,142
China Mobile Ltd.[1]	39,065,000	509,211
China Telecom Corp. Ltd., Class H1	653,110,000	419,654
China Unicom (Hong Kong) Ltd.[1]	179,088,000	272,737
TeliaSonera AB1	22,175,000	140,918
Orange SA1	5,565,000	89,534
Reliance Communications Ltd.[1,3]	91,597,000	86,701
Intouch Holdings PCL[1]	23,435,603	55,622
Intouch Holdings PCL, nonvoting depository receipts[1]	1,024,397	2,431
MTN Group Ltd.[1]	3,117,886	52,546
MegaFon OJSC (GDR)[1]	1,692,522	27,075
TIM Participações SA, ordinary nominative	7,755,400	25,855
		5,154,590
Materials 2.75%
Syngenta AG1	2,060,815	700,951
Chr. Hansen Holding A/S1,2	8,743,000	401,579
Linde AG1	1,799,000	366,761
Amcor Ltd.[1]	28,815,000	307,447
Rio Tinto PLC[1]	6,038,000	246,665
Grasim Industries Ltd. (GDR)[1]	1,915,953	120,904
Grasim Industries Ltd.[1]	1,544,513	97,464
Glencore PLC[1]	40,505,000	170,525
Lafarge SA, non-registered shares[1]	2,556,000	165,754
BASF SE1	1,650,500	164,235
First Quantum Minerals Ltd.	12,941,001	156,839
Fortescue Metals Group Ltd.[1]	101,071,218	149,761
Anhui Conch Cement Co. Ltd., Class H1	33,941,000	128,558
L’Air Liquide SA, non-registered shares[1]	668,000	85,925
EuroPacific Growth Fund — Page 5 of 9

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Akzo Nobel NV1	1,091,000	$82,594
ArcelorMittal[1]	5,874,000	55,261
Givaudan SA1	29,332	52,962
LG Chem, Ltd.[1]	235,432	47,886
Koninklijke DSM NV1	515,979	28,829
		3,530,900
Energy 2.11%
BG Group PLC[1]	37,501,000	460,686
Tourmaline Oil Corp.[3]	9,908,200	299,855
Reliance Industries Ltd.[1]	22,231,800	293,229
Oil Search Ltd.[1]	48,335,452	264,848
Canadian Natural Resources, Ltd.	6,895,000	211,333
Galp Energia, SGPS, SA, Class B1	18,856,072	203,670
BP PLC[1]	26,929,164	173,989
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	2,262,000	67,224
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	59,650
Royal Dutch Shell PLC, Class A (EUR denominated)[1]	712,000	21,263
Royal Dutch Shell PLC, Class B (ADR)	303,000	18,998
Enbridge Inc.	3,390,000	163,404
TOTAL SA1	2,812,000	139,901
Gazprom OJSC (ADR)[1]	18,750,000	88,401
Repsol, SA, non-registered shares[1]	3,728,000	69,331
Coal India Ltd.[1]	11,504,763	66,625
CNOOC Ltd.[1]	39,400,100	55,790
Eni SpA[1]	2,843,000	49,206
		2,707,403
Utilities 2.08%
Power Grid Corp. of India Ltd.[1,2]	296,023,422	729,479
Power Assets Holdings Ltd.[1]	48,296,500	493,257
Cheung Kong Infrastructure Holdings Ltd.[1]	44,481,000	382,015
China Resources Gas Group Ltd.[1,2]	118,420,000	367,415
ENN Energy Holdings Ltd.[1,2]	55,318,000	339,141
National Grid PLC[1]	10,100,000	129,129
EDP - Energias de Portugal, SA1	29,694,335	111,207
Hong Kong and China Gas Co. Ltd.[1]	31,986,963	73,950
PT Perusahaan Gas Negara (Persero) Tbk[1]	138,700,000	50,816
		2,676,409
Miscellaneous 4.08%
Other common stocks in initial period of acquisition		5,237,231
Total common stocks (cost: $76,380,789,000)		113,531,472
Rights & warrants 0.00% Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		1,232
Total rights & warrants (cost: $0)		1,232
EuroPacific Growth Fund — Page 6 of 9

unaudited
Bonds, notes & other debt instruments 0.56% U.S. Treasury bonds & notes 0.52% U.S. Treasury 0.52%	Principal amount (000)	Value (000)
U.S. Treasury 0.25% 2015[5]	$392,300	$392,422
U.S. Treasury 0.25% 2015	145,000	145,090
U.S. Treasury 0.25% 2015	135,000	135,036
Total U.S. Treasury bonds & notes		672,548
Bonds & notes of governments outside the U.S. 0.04%
Argentina (Republic of) 7.00% 2015	50,000	48,649
Total bonds, notes & other debt instruments (cost: $721,070,000)		721,197
Short-term securities 11.11%
Australia & New Zealand Banking Group, Ltd. 0.15% due 4/16/2015[4]	40,000	39,998
Bank of Montreal 0.00% due 5/19/2015	51,700	51,702
Bank of Nova Scotia 0.17%–0.21% due 5/7/2015–7/23/2015[4]	346,600	346,506
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.16%–0.24% due 4/10/2015–6/22/2015	100,000	99,969
BNP Paribas Finance Inc. 0.12%–0.13% due 4/7/2015–4/16/2015	79,700	79,697
Caisse d’Amortissement de la Dette Sociale 0.25% due 5/14/2015[4]	50,000	49,987
Canadian Imperial Bank of Commerce 0.00% due 4/22/2015	50,000	50,002
Chariot Funding, LLC 0.21% due 4/27/2015[4]	50,000	49,994
Ciesco LLC 0.21%–0.24% due 4/22/2015–5/4/2015	125,000	124,985
Coca-Cola Co. 0.17%–0.21% due 4/9/2015–6/5/2015[4]	173,000	172,987
Commonwealth Bank of Australia 0.18% due 4/8/2015[4]	109,600	109,598
Electricité de France 0.17%–0.27% due 4/2/2015–7/13/2015[4]	349,700	349,634
Fannie Mae 0.07%–0.18% due 4/1/2015–12/14/2015	2,507,870	2,507,264
Federal Farm Credit Banks 0.09%–0.15% due 5/11/2015–8/31/2015	438,000	437,914
Federal Home Loan Bank 0.07%–0.21% due 4/1/2015–12/8/2015	3,523,507	3,522,209
Freddie Mac 0.07%–0.24% due 4/2/2015–12/8/2015	2,968,873	2,967,582
General Electric Capital Corp. 0.18%–0.24% due 4/21/2015–7/20/2015	100,000	99,969
General Electric Co. 0.08% due 4/1/2015	1,000	1,000
Jupiter Securitization Co., LLC 0.21%–0.25% due 5/21/2015–5/27/2015[4]	150,000	149,956
Kells Funding, LLC 0.21%–0.22% due 4/20/2015–7/24/2015[4]	80,000	79,975
KfW 0.12%–0.17% due 4/1/2015–7/20/2015[4]	319,900	319,853
Mitsubishi UFJ Trust and Banking Corp. 0.25% due 5/6/2015–6/1/2015[4]	150,000	149,964
Mizuho Funding LLC 0.00% due 5/15/2015	114,850	114,849
National Australia Bank Ltd. 0.17%–0.19% due 4/8/2015–7/1/2015[4]	257,800	257,754
Nordea Bank AB 0.17%–0.23% due 4/7/2015–6/17/2015[4]	294,200	294,129
Old Line Funding, LLC 0.17%–0.27% due 4/9/2015–8/17/2015[4]	103,500	103,429
Province of Ontario 0.12% due 4/23/2015	23,000	22,998
Rabobank USA Financial Corp. 0.21% due 4/13/2015	50,000	49,997
Sumitomo Mitsui Banking Corp. 0.15%–0.24% due 4/9/2015–6/23/2015[4]	266,900	266,803
Svenska Handelsbanken Inc. 0.17%–0.25% due 4/17/2015–8/24/2015[4]	340,600	340,441
Thunder Bay Funding, LLC 0.22%–0.27% due 4/1/2015–7/29/2015[4]	120,586	120,524
Toronto-Dominion Holdings USA Inc. 0.14%–0.20% due 4/23/2015–7/23/2015[4]	391,100	390,979
Toyota Credit Canada Inc. 0.18% due 4/15/2015	25,000	24,999
Toyota Motor Credit Corp. 0.16% due 6/5/2015	50,000	49,991
Westpac Banking Corp. 0.22%–0.26% due 5/20/2015–6/19/2015[4]	483,400	483,307
Total short-term securities (cost: $14,280,040,000)		14,280,945
Total investment securities 100.02% (cost: $91,381,899,000)		128,534,846
Other assets less liabilities (0.02)%		(24,758)
Net assets 100.00%		$128,510,088
EuroPacific Growth Fund — Page 7 of 9

unaudited
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $2,301,884,000 over the prior 12-month period.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 3/31/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	5/28/2015	UBS AG	$29,839	A$39,300	$6
British pounds	4/20/2015	JPMorgan Chase	$85,484	£58,000	(541)
British pounds	5/8/2015	UBS AG	$407,881	£275,000	56
Euros	4/9/2015	HSBC Bank	$115,174	€97,238	10,606
Euros	4/20/2015	Citibank	$186,132	€173,600	(583)
Euros	4/20/2015	Bank of America, N.A.	$94,420	€89,000	(1,304)
Euros	4/20/2015	Bank of America, N.A.	$134,734	€127,000	(1,860)
Euros	4/27/2015	HSBC Bank	$54,723	€50,000	940
Euros	4/27/2015	UBS AG	$32,278	€29,560	482
Euros	6/9/2015	JPMorgan Chase	$121,978	€110,600	2,941
Japanese yen	4/9/2015	JPMorgan Chase	$38,587	¥4,604,000	194
Japanese yen	4/14/2015	UBS AG	$142,583	¥17,308,000	(1,760)
Japanese yen	4/15/2015	Barclays Bank PLC	$350,531	¥42,103,000	(599)
Japanese yen	4/16/2015	Bank of America, N.A.	$15,251	¥1,850,000	(177)
Japanese yen	4/23/2015	JPMorgan Chase	$29,554	¥3,570,000	(223)
Japanese yen	4/24/2015	Bank of America, N.A.	$136,223	¥16,300,000	264
Japanese yen	4/24/2015	Barclays Bank PLC	$132,569	¥16,080,000	(1,554)
Japanese yen	4/27/2015	Bank of America, N.A.	$54,656	¥6,545,000	61
Japanese yen	4/27/2015	UBS AG	$52,777	¥6,320,000	59
Japanese yen	4/28/2015	Bank of America, N.A.	$29,564	¥3,575,000	(257)
					$6,751

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $102,118,392,000, which represented 79.46% of the net assets of the fund. This amount includes $101,062,089,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,124,830,000, which represented 3.21% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $20,472,000, which represented .02% of the net assets of the fund.

EuroPacific Growth Fund — Page 8 of 9

unaudited
Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
A$ = Australian dollars
CAD = Canadian dollars
EUR/€ = Euros
GBP/£ = British pounds
HKD = Hong Kong dollars
¥ = Japanese yen
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-016-0515O-S42181	EuroPacific Growth Fund — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary schedule of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of March 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

May 8, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment

Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended March 31, 2015, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the EuroPacific Growth Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the EuroPacific Growth Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 29, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 29, 2015